SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Versus Capital Multi-Manager Real Estate Income Fund LLC

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                                                                                                                                    August 1, 2016

Dear Shareholder,

We are writing to you, as a shareholder of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), to ask you to vote on two proposals that, we believe, will benefit the Fund. A special meeting (the “Meeting”) of the shareholders of the Fund will be held on [DATE] at [TIME], at 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.  Please take time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.  As described in the attached Notice of Special Meeting of Shareholders and Proxy Statement, the purpose of the Meeting is to seek your approval of:

1.      a new investment sub-advisory agreement by and among the Fund, Versus Capital Advisors LLC (the “Adviser”) and Principal Real Estate Investors LLC.

2.      three new investment sub-advisory agreements by and among the Fund, the Adviser and Heitman Real Estate Securities, LLC (“HRES”), Heitman Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited (collectively “Heitman RES”).

The Fund’s Board of Directors (the “Board”) has concluded that these proposals are in the best interest of the Fund and the shareholders of the Fund and unanimously recommends that you vote “FOR” each of the proposals.

Your vote is very important regardless of the number of shares you own.  Please read the enclosed Proxy Statement and cast your vote via one of the methods below, whether or not you plan on attending the Meeting.  Voting your shares early will avoid costly follow-up mail and telephone solicitations. All votes must be received by [DATE PRIOR TO MEETING DATE]. Voting is quick and easy.

To vote, you may use any of the following methods:

•        By Mail.  Please complete, date and sign the enclosed proxy card before mailing it in the enclosed postage-paid envelope. Votes by mail must be received by the close of business on [DATE PRIOR TO MEETING DATE].

•        By Internet.  Visit the web site www.proxyvote.com, as stated on your proxy card. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes by internet must be entered by 11:59 PM Eastern Time on [DATE PRIOR TO MEETING DATE].

•        By Telephone.  If your Fund shares are held in your own name, call 1-800-xxx-xxxx toll free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-yyy-yyyy toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes by telephone must be entered prior to 11:59 PM Eastern Time on [DATE PRIOR TO MEETING DATE].

If you attend the Meeting, you may revoke your proxy and vote your shares in person.

If you have any questions at any time, please call [NAME] at 1-800-zzz-zzzz toll-free. Thank you in advance for your participation and prompt response.

Sincerely,

Casey Frazier

Chief Investment Officer

Versus Capital Multi-Manager Real Estate Income Fund LLC

Versus Capital Multi-Manager Real Estate Income Fund LLC

Principal Executive Offices

5555 DTC Parkway, Suite 330

Greenwood Village, CO 80111

1-877-343-7916

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held at 5555 DTC Parkway, Suite 330

Greenwood Village, CO 80111

On [MEETING DATE]

Dear Shareholders:

The Board of Directors of Versus Capital Multi-Manager Real Estate Income Fund LLC, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund and organized as a Delaware limited liability company (the “Fund”), has called a special meeting (the “Meeting”) of the Fund’s shareholders, to be held at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111, on [MEETING DATE] at [MEETING TIME], for the following purposes:

Proposals	Recommendation of the Board of Directors
1. To approve a new investment sub-advisory agreement by and among the Fund, Versus Capital Advisors LLC (the “Adviser”) and Principal Real Estate Investors LLC.	FOR

2.     To approve three new investment sub-advisory agreements by and among the Fund, the Adviser and Heitman Real Estate Securities, LLC (“HRES”), Heitman Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited (collectively “Heitman RES”).

FOR

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed sub-advisory agreements) and Proxy Voting Ballot are available at www.VersusCapital.com.

By Order of the Board of Directors

John Loomis, Secretary

[DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please complete, date and sign the enclosed Proxy Card and return it promptly in the accompanying envelope or you may vote by telephone or via the Internet by following the instructions on the enclosed Proxy Card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call [______].

Versus Capital Multi-Manager Real Estate Income Fund LLC

with its Principal Executive Offices at:

5555 DTC Parkway, Suite 330

Greenwood Village, CO 80111

1-877-343-7916

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [MEETING DATE] At [MEETING TIME]

At 5555 DTC Parkway, Suite 330

Greenwood Village, CO 80111

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111, on [MEETING DATE] at [MEETING TIME], and at any and all adjournment(s) thereof. The Notice of Meeting, the Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about [DATE OF MAILING].  The Meeting has been called by the Board for the following purposes:

Proposals

1.      To approve a new investment sub-advisory agreement (the “Principal REI Sub-Advisory Agreement”) by and among the Fund, Versus Capital Advisors LLC (the “Adviser”) and Principal Real Estate Investors LLC (“Principal REI”).

2.      To approve three new investment sub-advisory agreement by and among the Fund, the Adviser and Heitman Real Estate Securities, LLC (“HRES”), Heitman Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited (collectively “Heitman RES”).

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by sending a written request to the Fund, c/o BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581 or by calling 1-877-343-7916 or online at: www.VersusCapital.com.

PROPOSALS 1 & 2

APPROVAL OF THE PRINCIPAL REI SUB-ADVISORY AGREEMENT AND THE HEITMAN RES SUB-ADVISORY AGREEMENT

Introduction and Background

At the Meeting, shareholders will be asked to approve, separately, each of the New Sub-Advisory Agreements.

The Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder require that advisory (and sub-advisory) agreements be approved by the board of directors of a fund, including all of the directors who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Directors”), as well as a vote of a majority of the outstanding shares of a fund. Therefore, the Fund’s shareholders are being asked to approve each of the proposed New Sub-Advisory Agreements to permit Principal REI and/or Heitman RES to provide sub-advisory services to the Fund.

The Adviser has served as the Fund’s investment adviser since the Fund became effective on December 9, 2011.  Subject to the supervision and oversight of the Board, the Adviser is responsible for managing the Fund in accordance with the Fund’s investment objectives, strategies and policies.  The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objectives are capital preservation and long-term capital appreciation.  The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. This and other important information are described in the Fund’s Prospectus dated February 2, 2016.

The Adviser engaged Callan Associates Inc. (“Callan”), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to provide both ongoing research and opinions of institutional asset managers and their investment funds for consideration by the Adviser on behalf of the Fund as well as recommendations for the selection of certain investment funds and Investment Managers for approval by the Adviser.  The sub-advisory agreement with Callan was effective with respect to the Fund as of December 9, 2011 and was approved by the initial shareholder of the Fund on August 26, 2011.

Additionally, the Fund has certain institutional asset managers (the “Investment Managers”) to sub-advise a portion of the Fund’s net assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed entities that qualify as real estate investment trusts for federal income tax purposes under the Code (REITs) and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities”).  The Fund is currently utilizing two sub-advisers (the “Current Sub-Advisers”).

 At meetings of the Board on March 16, 2016 and May 19, 2016, upon the recommendation of the Adviser and Callan and after careful consideration, the Board, including all of the Independent Directors, unanimously approved adding two sub-advisers, Principal REI and/or Heitman RES. Pursuant to the proposed New Sub-Advisory Agreements, Principal REI and/or Heitman RES would each become sub-advisers to the Fund and may be responsible for the day-to-day management of a portion of the Fund’s portfolio that is delegated to them by the Adviser, at its sole discretion, which may be a portion of the Fund’s net assets up to a maximum of 50%, collectively across all sub-advisers, to be invested in Real Estate Securities.

Principal REI and Heitman RES are each registered investment advisers under the Advisers Act.  Principal REI and Heitman RES have $63 billion and $35 billion, respectively, in assets under their management as of December 31, 2015.  Principal REI and Heitman RES were each identified by the Adviser and Callan as the best candidate due to its expertise in the public real estate market and willingness to provide a custom investment program for the Fund.  The Fund believes, and the Adviser and Callan have recommended, that direct management of a portion of the Fund’s Real Estate Securities portfolio by Principal REI and Heitman RES, in addition to the Current Sub-Advisers, will best serve the Fund and its shareholders.

The proposed sub-advisory fees incurred pursuant to each of the New Sub-Advisory Agreements would not raise the total advisory fees paid by the Fund.  The fees negotiated pursuant to the New Sub-Advisory Agreements are at or below the fees being paid to the Current Sub-Advisers.  Furthermore, the services to be provided by Principal REI and/or Heitman RES would not change the Fund’s investment objectives, policies or restrictions; shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions at this time.  See “Evaluation by the Board” below for a discussion of the Board’s considerations in connection with the Board’s approval of the proposed New Sub-Advisory Agreements.

If either of the New Sub-Advisory Agreements is not, or neither of the New Sub-Advisory Agreements is, approved, the Board, in consultation with the Adviser, may consider other options, including, without limitation, a new or modified request for shareholder approval of new sub-advisory agreements in the future.

The New Sub-Advisory Agreements

Pursuant to the Principal REI Sub-Advisory Agreement, the Adviser may delegate to Principal REI the responsibility to manage a portion of the Fund’s Real Estate Securities portfolio, which, collectively among all sub-advisers, would not exceed 50% of the Fund’s total net assets. As compensation for the services provided under the Principal REI Sub-Advisory Agreement, Principal REI would be paid a sub-adviser fee directly by the Fund.  Pursuant to the Heitman RES Sub-Advisory Agreement, the Adviser would delegate to Heitman RES the responsibility to manage to manage a portion of the Fund’s Real Estate Securities portfolio, which, collectively among all sub-advisers, would not exceed 50% of the Fund’s total net assets.  As compensation for the services provided under the Heitman RES Sub-Advisory Agreement, Heitman RES would be paid a sub-adviser fee directly by the Fund.  Such fees paid to Principal REI and/or Heitman RES are based on the portion of the Fund’s assets under management (“AUM”) by the respective sub-adviser and would be less than those fees paid by the Fund to the Current Sub-Advisers under the Current Sub-Advisor Agreements.  Accordingly, total fees for the Fund as a percentage of AUM, would not increase as a result of the Fund entering into the New Sub-Advisory Agreements.

The effective dates of each of the New Sub-Advisory Agreements would be the date that Fund assets are first allocated to Principal REI and/or Heitman RES, respectively, for its management.  In accordance with the requirements of the 1940 Act, the terms of each of the New Sub-Advisory Agreements provide that each will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  In accordance with the requirements of the 1940 Act, each of the New Sub-Advisory Agreements automatically terminate upon assignment and also may be terminated at any time, without the payment of a penalty by: (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days’ written notice to Principal REI or Heitman RES, as applicable; (ii) the Adviser, upon not less than 30 days’ written notice to Principal REI or Heitman RES, as applicable; or (iii) Principal REI or Heitman RES, as applicable, upon not less than 90 days’ written notice to the Adviser and the Fund.

The terms of each of the New Sub-Advisory Agreements provide that Principal REI or Heitman RES, as applicable, would not be liable to the Adviser or the Fund for any mistake of judgment, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties in the performance of the duties of Principal REI or Heitman RES, as applicable, under the respective New Sub-Advisory Agreement.

The Principal REI Sub-Advisory Agreement and the Heitman RES Sub-Advisory Agreement are attached as Appendix A and Appendix B, respectively.  You should read each of the New Sub-Advisory Agreements carefully.  The description appearing in this Proxy Statement of certain terms of the New Sub-Advisory Agreements is only a summary.

Information Concerning Principal REI and Heitman RES

If either or both of the proposed New Sub-Advisory Agreements is/are approved by the shareholders, the Adviser will be able to utilize the expertise of Principal REI and/or Heitman RES to manage a portion of the Fund’s portfolio of Real Estate Securities.  Each of Principal REI and Heitman RES is a registered investment adviser under the Advisers Act and has significant resources and expertise managing global real estate securities portfolios.

Principal REI is the dedicated real estate group of Principal Global Investors, a diversified asset management organization and a member of the Principal Financial Group®. Principal REI has over $63 billion in real estate assets under management as of December 31, 2015.

Heitman RES, founded in 1966 and headquartered in Chicago, manages approximately $35 billion in assets invested directly and indirectly in real estate in North America, Europe and Asia-Pacific, as of December 31, 2015.  Heitman RES’s business has consisted of investment management of listed Real Estate Securities since 1989.

 Evaluation by the Board

At a meetings of the Board on March 16, 2016 and May 19, 2016, the Board, including all of the Independent Directors, deliberated whether to approve the New Sub-Advisory Agreements.  In determining to approve the New Sub-Advisory Agreements, the Board considered various factors and carefully reviewed certain written materials provided by the Adviser to the Board prior to the meeting.  The Board also considered the responses of each of Principal REI and Heitman RES to a series of questions regarding each of their investment performance, quality of services, comparative fee and expense information and estimates of profitability from managing the Fund (the “15(c) Responses”).  The following summarizes the Board’s review process and the information on which the Board’s conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed the written materials provided by the Adviser and the 15(c) Responses, which provided an overview of the services provided by each of Principal REI and Heitman RES, as well as information on their personnel and compliance and litigation records.  The Board reviewed the Form ADVs for each of Principal REI and Heitman RES, the experience of professional personnel that would perform services for the Fund, descriptions of the manner in which investment decisions are made by each of Principal REI and Heitman RES, descriptions of the investment advisory services to be provided by Principal REI and Heitman RES, and certifications from each of Principal REI and Heitman RES certifying that they have each adopted codes of ethics containing provisions reasonably necessary to prevent “Access Persons,” as such term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that Principal REI and Heitman RES have each adopted procedures reasonably necessary to prevent such Access Persons from violating their respective codes of ethics.

The Board considered that each of Principal REI and Heitman RES are being recommended by the Adviser and Callan to assist the Adviser in selecting investments for the portion of the Fund’s Real Estate Securities portfolio. The Board considered that each of Principal REI and Heitman RES and each of their affiliates have an extensive track record providing real estate investment and advisory services to various pooled investment vehicles, including private funds, registered investment companies and other collective investment funds, and direct advisory services to various clients, with over $63 billion and $35 billion, respectively, in assets under management as of December 31, 2015. The Board considered the relative sophistication of and techniques employed by each of Principal REI and Heitman RES in designing and executing their investment strategies for their other clients and the degree of strategy customization that would be available to the Fund from each of them.  The Board was informed that the compliance policies and procedures for each of Principal REI and Heitman RES were adequately designed to prevent violations of securities laws.  The Board then concluded that each of Principal REI and Heitman RES have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the respective New Sub-Advisory Agreements.

Performance. The Board considered that Principal REI and Heitman RES would each provide investment advice to a limited portion of the Fund’s Real Estate Securities portfolio. The Board noted that the Fund may receive investment advice from Principal REI and Heitman RES that may not correlate to investment advice rendered for any other account or portfolio managed by Principal REI and Heitman RES.  The Board considered the performance returns of composites of global real-estate accounts as compared to each of Principal REI and Heitman RES’s benchmark indices and found those returns to be in the range of the index returns.  The Board concluded that the overall performance of each of Principal REI and Heitman RES was satisfactory and that the Fund’s relationship with Principal REI and Heitman RES could reasonably be expected to benefit shareholders.

Fees and Expenses. The Board then discussed the fees to be paid to each of Principal REI and Heitman RES. The Board considered the quality of services to be provided by each of Principal REI and Heitman RES and the level of fees charged by each of Principal REI and Heitman RES to their other accounts, taking into consideration the nature and size of those accounts, as compared to the portion of the Fund’s Real Estate Securities portfolio to be allocated to each of Principal REI and Heitman RES, and the level of active management and personalized service the Fund could expect to receive from each of Principal REI and Heitman RES. The Board concluded that based on the experience, expertise, and services to be provided to the Fund, that the fees to be charged by each of Principal REI and Heitman RES to the Fund would be reasonable and in the best interests of the Fund and its shareholders.  The Board noted that the Fund may allocate a portion of its assets to either the existing sub-advisors or the new sub-advisers.  Since the fees charged by the new sub-advisers are at or below the existing sub-advisers, the Fund would not incur management fees in excess of what it can currently be charged.

Economies of Scale. The Board considered whether each of Principal REI and Heitman RES has realized economies of scale with respect to the management of the Fund’s assets and whether each of the New Sub-Advisory Agreements permits for potential realization of any further economies of scale. The Board noted that each of Principal REI and Heitman RES has agreed to breakpoints in its sub-advisory fee above certain asset levels and concluded that such breakpoints appeared reasonable.

Conclusion. The Board, having requested and received such information from each of Principal REI and Heitman RES as the Board believed to be reasonably necessary to evaluate the terms of each of the New Sub-Advisory Agreements, and as assisted by the advice of counsel, concluded that approval of each of the New Sub-Advisory Agreements was in the best interests of the Fund and its shareholders. The Board noted that in considering each of the New Sub-Advisory Agreements, it did not identify any one factor as all important, but rather considered various factors (as described above) collectively in light of surrounding circumstances, and acknowledged that each director may have afforded a different weight to different factors.

Accordingly, the Board, including all of the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Principal REI Sub-Advisory Agreement and “FOR” approval of the Heitman RES Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware limited liability company on March 10, 2011. The Fund’s principal executive offices are located at 5555 DTC Parkway, Suite 330, Denver, CO 80111, and its telephone number is 1-303-895-3773. The Board supervises the business activities of the Fund.  Like other closed-end management investment funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Adviser as the Fund’s investment adviser, located at 5555 DTC Parkway, Greenwood Village, CO  80111.  The Fund currently retains the follow sub-advisers:  Callan, located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111; Security Capital Research & Management Inc., located at 10 South Dearborn Street, Suite 1400, Chicago, IL 60603; and Forum Securities Limited, located at 1700 East Putnam Avenue, Suite 205, Old Greenwich, CT 06870. BNY Mellon Asset Servicing, located at 4400 Computer Drive, Westborough, MA 01581, provides the Fund with transfer agent, accounting and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreements, as well as, at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [___] shares (comprising [___] Class F Shares and [___] Class I Shares) of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder is entitled to one (1) vote per share (whether Class F Share or Class I Share) held, and fractional votes for fractional shares thereby held, on any matter with respect to the Fund submitted to a vote at the Meeting.

Approval of Proposal 1

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Principal REI Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the lessor of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Principal REI Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Approval of Proposal 2

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Heitman RES Sub-Advisory Agreements. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the lessor of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Heitman RES Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Other Voting Information

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies.  The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion.  Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote “FOR” the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record owned 5% or more of any outstanding class of shares of the Fund are listed in the following table:

Name and Address	Status of Holding	Number of Shares of Each Class Owned	Percentage Class Owned
Class F Shares	[Beneficial/Record]	[___]	[___]%
Class I Shares	[Beneficial/Record]	[___]	[___]%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the Fund is not aware of any shareholder owning more than 25% of the shares of the Fund.  As a group, the directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required so long so there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111.

COST OF SOLICITATION

The Board is making this solicitation of proxies.  The Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation by providing mailing, vote tabulation, a proxy website and other proxy related services. The estimated fees anticipated to be paid to the Proxy Solicitor for such services are approximately $25,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. The Fund will request that banks, broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record of whom they have knowledge.  Banks, broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.  Certain officers, employees and agents of the Fund, and the Adviser and Callan, may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-303-895-3773 or write the Fund at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

 A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of each of the proposed New Sub-Advisory Agreements), and Proxy Card are available at [www.versuscapital.com].

BY ORDER OF THE BOARD OF DIRECTORS

John Loomis, Secretary

Dated [DATE]

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

APPENDIX A

PROPOSED PRINCIPAL REI SUB-ADVISORY AGREEMENT

PRINCIPAL REAL ESTATE INVESTORS, LLC

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into as of_[___________________], 2016 by and between Principal Real Estate Investors, C, (the “Sub-Adviser”), and Versus Capital Advisors LLC (the “Adviser”), effective as of the date  the  Versus  Capital  Multi-Manager  Real  Estate  Income  Fund  LLC  (the  “Fund”)  first furnishes funds to be managed by the Sub-Adviser (the “Effective Date”).  In consideration of the mutual covenants herein, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment of the Sub-Adviser.  The Adviser hereby appoints, for the period and on the terms set forth in this Agreement, the Sub-Adviser, an investment sub-adviser, to manage certain assets of the Fund (which, together with all investments and reinvestments made and the proceeds and all earnings and profits of and on such moneys, investments and reinvestments, less all withdrawals, are referred to herein as the “Assets”) which from time to time are being held in an account of the Fund established by the Adviser (the “Account”) and maintained by The Bank of New York Mellon, a New York corporation established to do banking business, or any other independent custodian appointed in accordance with the terms hereof (the “Custodian”).

The Adviser understands and agrees that custody and brokerage executions of Account assets will be maintained with the independent custodian(s) selected by the Adviser and approved by the Board of Directors of the Fund.  The Sub-Adviser will not have custody of any assets in the Account.  The Sub-Adviser shall not be responsible for any acts or omissions of the Custodian.

2.        Investment Management Services. The Sub-Adviser shall invest the Assets in accordance with the investment objectives and strategy and subject to the investment guidelines described in the Investment Guidelines Side letter in the form attached hereto as Exhibit A, (the “Investment Guidelines”) which may from time to time be amended, supplemented, revised or restated.  The Investment Guidelines shall not be amended without the prior written consent of both parties.  The Sub-Adviser shall give prompt notice in writing to the Adviser of any change in the senior management or senior investment advisory personnel responsible for the Account.

3.        Authority of the Sub-Adviser. The Sub-Adviser shall have full discretion and authority, without obtaining the Adviser’s prior approval, to manage the investment and reinvestment of the Assets placed under the authority of the Sub-Adviser consistent with the investment objectives and strategy referred to in Section 2 above and subject to the Investment Guidelines.  In furtherance of the foregoing, the Sub-Adviser shall have full discretion to carry out the following with respect to the Assets:

(a)       to invest in, trade, buy, sell, and otherwise acquire, hold, dispose of, and deal in (and to direct the Custodian to do any of the foregoing) the securities described in Exhibit A;

(b)       to direct the Custodian to deliver funds or financial instruments for the purpose of settling trades in the Custodian’s custody, and to instruct the Custodian to exercise or abstain from exercising any privilege or right attaching to such assets; and

(c)       to  do  and  perform every  act  necessary  and  proper  to  be  done  in  the exercise of the foregoing powers as fully as the Adviser might or could do if personally present.

4.         Fund Information.  The Adviser agrees promptly to furnish to the Sub-Adviser all data and information regarding the Account that the Sub-Adviser may reasonably request to render the investment management services described above.   The Adviser shall be solely responsible for the completeness and accuracy of the data and information furnished to the Sub- Adviser hereunder.

5.         Brokerage.

a)        The Adviser understands and agrees that, to the extent applicable, the Sub- Adviser’s brokerage practices shall be consistent with the disclosure contained in the Sub- Adviser’s Form ADV Part 2 disclosure document.

b)        The Sub-Adviser shall select the brokers, dealers, banks and intermediaries to effect transactions for the Account.  The Sub-Adviser shall at all times seek to obtain best execution of all transactions executed for the Account.  The Sub-Adviser may agree to reasonable commissions, fees and other charges on behalf of the Account, taking into account all such factors as the Sub-Adviser deems relevant, including the quality of research and other services made available to the Sub-Adviser (even if such services are not for the exclusive benefit of the Account). The Adviser understands that the Sub-Adviser may enter into soft-dollar arrangements in line with the safe harbor guidelines contained in Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended.

c)        The Sub-Adviser is permitted to engage in “cross transactions” that will involve the Account and an account of another client of the Sub-Adviser or its affiliates. For the purpose of this Agreement, a cross transaction is defined in terms of a cross trade between two separate client accounts, in which one account is selling a particular security, while the other account is  having  a  purchase  placed  in  the  same  security.  The Sub-Adviser  will  cause  the Account to engage in a cross trade only if the Sub-Adviser believes in its reasonable discretion that the trade is beneficial for all parties involved, would be consistent with its duty to seek best execution and otherwise complies with applicable law, including, if applicable the 1940 Act and ERISA.  The Adviser may revoke this consent by written notice to the Sub-Adviser at any time.

(d)       The Sub-Adviser shall act in accordance with its written proxy-voting policies and  procedures  and  take  or  cause  to  be  taken  all  necessary  action  in  accordance therewith.  The Adviser acknowledges (i) the receipt of the Sub-Adviser’s proxy-voting policies and procedures, or (ii) that at any time the Advisor may request a copy of the Sub-Adviser’s proxy-voting policies and procedures.

6.         Market Value and Fee Statement.    The Assets shall at all times be maintained exclusively in the custody of the Custodian or one or more other financial institutions approved by the Sub-Adviser.  The Sub-Adviser will calculate the Market Value (as defined below) of the Account in accordance with the guidelines agreed to with the Adviser.  The Sub-Adviser shall provide the Custodian and the Adviser with the Market Value of the Account as of the last business day of each quarter and an itemized statement setting forth the calculation of the Sub- Advisory Fee (as defined in the Fee Side Letter) due to the Sub-Adviser in respect of such quarter (a “Market Value and Fee Statement”).  The Custodian shall deduct the amounts of the Sub-Advisory Fee set forth in the most recent Market Value and Fee Statement from the Assets and pay such amounts to the Sub-Adviser in accordance with the timeframes set forth in the Fee Side Letter.  The “Market Value” of the Assets or a portion thereof means at any date the assets in the Account, which includes all cash and cash equivalents and accrued interest thereon and the market value of its financial instruments, less all liabilities of the Account as calculated by the Sub-Adviser in accordance with the guidelines agreed to with the Sub-Adviser.

7.         Other Activities.

(a)        The Adviser acknowledges and understands that the Sub-Adviser may engage in a investment advisory business apart from managing the Assets.  This may create conflicts of interest with the Account over the Sub-Adviser’s time devoted to managing the Assets and other accounts and the allocation of investment opportunities among accounts (including the Account) managed by the Sub-Adviser.  The Sub-Adviser shall attempt to resolve all such conflicts in a manner that is generally fair to all of its clients.  The Adviser confirms that the Sub-Adviser may give advice and take action with respect to any of its other clients or accounts that may differ from advice given or the timing or nature of action taken with respect to the Assets; however, it is the Sub-Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other accounts.  Nothing in this Agreement shall be deemed to obligate the Sub- Adviser to acquire for the Account any financial instrument that the Sub-Adviser or its directors, officers, partners, members or employees may acquire for the account of any other client, if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in such financial instrument for the Account.

(b)       If the Sub-Adviser determines that it would be appropriate for the Account and one or more other managed accounts to participate in an investment opportunity, the Sub- Adviser will seek to execute orders for the Account and for such other accounts on an equitable basis.  In such situations, the Sub-Adviser may place orders for the Account and each such other account simultaneously, and if all such orders are not filled at the same price, the Sub-Adviser may cause the Account and each such account to pay or receive the average of the prices at which the orders were filled for the Account and all such accounts.  If all such orders cannot be fully executed under prevailing market conditions, the Sub-Adviser may allocate the financial instruments traded among the Account and such other accounts in a manner which it considers equitable, taking into account the size of the order placed for the Account and each such other account as well as any other factors which it deems relevant.

8.         Fees and Expenses.  For its services hereunder, the Adviser shall direct the Fund to pay the Sub-Adviser the Sub-Advisory Fee outlined in Exhibit B hereto.  In addition, the Account shall be responsible for all custodial fees, brokerage commissions, clearing fees, investment expenses, interest and withholding or transfer taxes incurred in connection with trading for the Account as well as all operating expenses of the Account including without limitation  all  administration  fees,  the  Custodian’s  fees,  and  legal  fees  and  extraordinary expenses.  The Sub-Adviser shall be responsible for all internal operating expenses of the Sub- Adviser.

9.         Representations by the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser as follows:

(a)       The Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and intends to maintain such registration at all times during the term of this Agreement.

(b)       The Sub-Adviser and its principals have all governmental, regulatory approvals and have effected all filings and registrations with governmental and regulatory agencies required to conduct its business and to perform its obligations under this Agreement other than the licenses, approvals, filings or registrations the absence of which would not result in a material adverse effect with respect to its business, prospects or financial condition.

(c)       The Sub-Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.   This Agreement has been duly authorized, executed and delivered by the Sub-Adviser and is the legal, valid and binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms. The Sub-Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents of the Sub-Adviser or any obligations by which the Sub-Adviser is bound, whether arising by contract, operation of law or otherwise.  The Sub-Adviser has complied and will comply in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.

(d)       There  is  no  pending  nor,  to  the  best  knowledge  of  the  Sub-Adviser, threatened any action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self-regulatory or exchange body to which the Sub-Adviser or any of its principals is a party which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Sub-Adviser or its principals or their ability to perform their obligations under this Agreement. The Sub-Adviser shall inform the Adviser promptly if the Sub-Adviser or any of its principals become the subject or receives notice of any such investigation, claim or proceeding.

(e)       The Sub-Adviser shall inform the Adviser promptly if any of the preceding representations or warranties of the Sub-Adviser cease to be true in any material respect.

10.       Representations by the Adviser.   The Adviser represents to the Sub-Adviser as follows:

(a)        The Adviser has provided the Sub-Adviser with its physical address and a date and jurisdiction of its organization.  In the event of any change in the applicable status of the Adviser or the Fund, the Adviser will promptly inform the Sub-Adviser thereof.

(b)       The Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.   This Agreement has been duly authorized by the Adviser and by the Board of Directors of the Fund, and executed and delivered by the Adviser and is the legal, valid and binding agreement of the Adviser, enforceable in accordance with its terms.  The Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents (if any) of the Adviser or any obligations by which the Adviser is bound, whether arising by contract, operation of law or otherwise.   The Adviser has complied and will comply in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.

(c)       There is no pending nor, to the best knowledge of the Adviser, threatened action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self- regulatory or exchange body to which the Adviser, the Fund or any of their respective principals is a party which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Adviser or the Fund or their ability to perform their respective obligations under this Agreement.  The Adviser shall inform the Sub-Adviser promptly if the Adviser, the Fund or any of their respective principals become subject to or receive notice of any such investigation, claim or proceeding.

(d)       The Adviser represents that it has the authority to appoint the Sub-Adviser to manage (including the power to acquire and dispose of) any of its assets, including the Assets, as contemplated under this Agreement.  The Adviser has authority over all of the Assets, and except as have been or may be disclosed by the Adviser to the Sub-Adviser as contemplated by Section 4 hereof, there are no restrictions on the pledge, hypothecation, transfer, sale or public distribution of such Assets.

(e)       The Adviser represents that, to its knowledge, the contributions to the Assets were not directly or indirectly derived from activities that may contravene federal, state and international laws and regulations, including anti-money laundering laws.

(f)        To the best knowledge of the Adviser, none of: (i) the Adviser; (ii) any person controlling, controlled by, or under common control with the Adviser; (iii) any person having a beneficial interest in the Adviser; or (iv) any person for whom the Adviser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on the list of prohibited countries, territories, persons and entities maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) published on the OFAC website at http://www.treas.gov/ofac, or is an individual or entity that resides or has a place of business in a country or territory named on such list.

(g)       The Adviser has adopted procedures designed to elicit information from the persons described in clauses (ii) through (iv) of the preceding paragraph in order to substantiate the statements contained in the foregoing representation.

(h)       The Adviser shall inform the Sub-Adviser promptly if any of the preceding representations or warranties of the Adviser cease to be true in any material respect.

11.       Records and Reports.  The Sub-Adviser shall maintain such books and records concerning the Account for inspection by the Adviser on behalf of the Fund as are required under the Investment Company Act of 1940, as amended (the “1940  Act”),  and  the  rules  and regulations promulgated thereunder.  The Sub-Adviser shall send to the Advisor a quarterly report, in narrative form, that summarizes the status and the performance of the financial instruments held in the Account during the preceding quarter. The Sub-Adviser recommends that the Adviser compare these statements with the ones receive from the Fund’s Custodian(s).  Values may vary slightly because of situations such as rounding, settlement dates, accrued interest or the timing of information reporting.

12.       Confidentiality.

(a)       The Sub-Adviser and the Adviser each acknowledge that, during the term of this Agreement, each party shall have access to confidential and proprietary information of the other party, including information regarding investment and trading strategies, investments made and positions held by clients and funds.  Such confidential information of either party may not be used in any way by the other party for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of each party whose access to such information is reasonably necessary to enable each party to perform its services as contemplated under this Agreement, as otherwise required by applicable law or provided herein.  Other than as explicitly authorized herein, the Adviser shall not use any materials referring to the Sub-Adviser in any manner without the Sub- Adviser’s prior approval.

(b)       Notwithstanding Section 12(a) above, the Adviser and the Sub-Adviser may  provide  information  regarding  investment  positions  held  in  the  Account  and  the performance of the Account to the Board of Directors of the Fund, to the Fund’s respective members or other investors (if applicable), the Custodian, auditors, government regulators and other authorized agents of such persons, in the ordinary course of the Fund’s and/or the Sub- Adviser’s business and in compliance with all of the Fund’s requirements as an investment company registered under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and in compliance with the Securities Exchange Act of 1934, as amended. The Adviser and the Sub-Adviser shall also be permitted to disclose confidential information pursuant to a subpoena, court order, statute, law, rule, regulation or other similar requirement; provided, however, that to the extent reasonably practical and permitted by law, the parties agree to provide prompt notice of such disclosure to each other to allow the non-disclosing party to seek (at such non-disclosing party’s expense) an appropriate protective order or other appropriate remedy.

(c)       Notwithstanding  Section  12(a),  the  Adviser  and  the  Sub-Adviser  may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any transaction entered into by the Fund, and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure; provided that such tax treatment or tax structure disclosure shall not include the disclosure of the identity of the Fund, the Adviser, the Sub-Adviser or their respective affiliates.

13.       Indemnification.

(a)       The Sub-Adviser shall not be liable to the Fund, the Adviser or to any of their respective members for any loss or damage occasioned by any acts or omissions in the performance of its services as Sub-Adviser, unless such loss or damage is due to the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law.

(b)       The  Sub-Adviser  shall  indemnify  and  hold  harmless  the  Fund  and  the Adviser from and against any expense, loss, liability or damage incurred by the Fund or the Adviser as a result of the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law.

(c)      The Fund shall indemnify and hold harmless the Sub-Adviser and its principals and employees from and against any expense, loss, liability or damage incurred by the Sub-Adviser by reason of being or having been the Sub-Adviser to the Adviser; provided, however, that the Sub-Adviser shall not be so indemnified to the extent that such expense, loss, liability or damage shall have been incurred or suffered by the Sub-Adviser by reason of its gross negligence, recklessness or willful misconduct, or as otherwise required by applicable law.

(d)     The Sub-Adviser shall not be liable for the acts or omissions of the Custodian, and other agents or third parties selected by the Sub-Adviser to perform or assist the Sub-Adviser in performing services in connection with this Agreement provided that the Sub- Adviser was not grossly negligent in selecting or monitoring such persons.

14.       Account Losses.

To the extent permitted under applicable law, the Fund and the Adviser agree that the Sub- Adviser shall not be liable to the Fund or the Adviser for any losses incurred by the Account that arise out of or are in any way connected with any recommendation or other act or failure to act of the Sub-Adviser under this Agreement, including, but not limited to, any error in judgment with respect to the Account, so long as such recommendation or other act or failure to act does not constitute a breach of the Sub-Adviser’s fiduciary duty to the Adviser.

15.       Withdrawals from Account.

(a)       Prior to the termination of this Agreement, the Adviser shall have the right, at its sole discretion, to withdraw all or a portion of the Assets from the Account.  Typically, five days’ notice will be provided to the Sub-Adviser.   Unless and until otherwise provided by the Adviser in any written withdrawal notice, income and other money so arising with respect to the Assets shall form part of the Account.

(b)       Notwithstanding the provisions of sub-paragraph (a) above where a notice of withdrawal in respect of any part of the Assets has been served and:

(i)        the Sub-Adviser has, prior to receipt of such notice, entered into an irrevocable commitment to dispose of such part; or

(ii)       the  Sub-Adviser  has,  prior  to  such  receipt,  entered  into  an irrevocable commitment to make a payment for the acquisition of any asset on behalf of the Account, such that the withdrawal may not be made, and the Sub- Adviser shall be entitled to deal with such part of the Assets to which the notice of withdrawal relates to the extent necessary to fulfill such commitments and will as soon as practicable transfer to or to the order of the Adviser the proceeds of disposal of such part of the Assets and any assets acquired pursuant to or in connection with the fulfillment of such commitment.

16.       Term and Effectiveness.

(a)      This Agreement shall become effective as of the date of its execution, providing it has been approved: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with exemptive relief received from the Securities and Exchange Commission (the “SEC”) that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub- Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.

(b)       The Agreement shall remain in effect for a period of two (2) years, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of the outstanding securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940

Act), and (ii) a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

17.       Termination.

(a)       This Agreement may be terminated at anytime (i) by the Adviser or (ii) by the Sub-Adviser, in each case, upon thirty (30) calendar days written notice to the other party.  In addition, the Agreement may be terminated at any time, without the payment of any penalty, by (i) vote of the Board of Directors of the Fund; or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), upon not more than sixty (60) days’ written notice to the Sub-Adviser, in accordance with Section 15(a)(3) of the 1940 Act.

(b)       Upon termination of this Agreement, the Sub-Adviser shall use its best efforts to liquidate the Assets as soon as practicable after the effective date of termination, unless the Adviser provides written notice to the contrary.

(c)       In the event of the termination of this Agreement, the provisions of Section 8 (relating to the Fund’s fee and expenses payment obligations with respect to period on or before the date of the termination or the liquidation of the Account) and Sections 12, 13 and

14 shall survive.

18.       Modification.   Except as otherwise expressly provided herein, this Agreement shall not be amended nor shall any provision of this Agreement be considered modified or waived unless evidenced by a writing signed by the party to be charged with such amendment, waiver or modification.  The effect of any material change in this Agreement will create a new contract that must be approved either: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with an exemptive relief received from the SEC that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund

19.       Entire Agreement; Binding Effect; Assignment.  This Agreement represents the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.  The Agreement and each party’s rights and obligations hereunder shall not be assignable, transferable or delegable without the written consent of the other party hereto, except that the Sub-Adviser may assign the Agreement to its affiliate.   This Agreement shall terminate automatically in the event of its assignment in accordance with Section 15(a)(4) of the 1940 Act.

20.     Independent Contractor.   The Sub-Adviser is and shall hereafter act as an independent contractor and not as an employee of the Adviser or the Fund, and nothing in this Agreement may be interpreted or construed to create any employment, partnership, joint venture or other relationship between the Sub-Adviser and the Adviser or the Fund.

21.       Delivery of Information.   To the extent applicable, the Adviser acknowledges receipt of the Sub-Adviser’s brochure required to be delivered under the Advisers Act (including the information in Part 2 of the Sub-Adviser’s Form ADV).   Upon written request by the Adviser, the Sub-Adviser agrees to deliver annually, without charge, the Sub-Adviser’s brochure required by the Advisers Act.  The Sub-Adviser will also deliver its brochure to the Adviser without charge in the event of a material change therein.

22.       Consent to Electronic Delivery of Documents. The Adviser hereby acknowledges and agrees to the Sub-Adviser delivering communications and documents by electronic means rather than traditional mailing of paper copies. By consenting to the electronic delivery of all information relating to the Account, the Adviser authorizes the Sub-Adviser to deliver all communications by e-mail address specified by the Adviser.   The Adviser acknowledges possessing the technical ability and resources to receive electronic delivery of documents. The Adviser further consents that the Sub-Adviser may provide in any electronic medium (including via e-mail) any disclosure or document that is required by applicable securities laws to be provided by the Sub-Adviser. The consent granted herein will last until revoked by the Adviser.

23.       Governing  Law;  Jurisdiction.    This  Agreement  shall  be  governed  by  and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions therein.

24.       Notices.   All communications under this Agreement, including any instructions with respect to transactions in financial instruments and any notices provided in accordance with this Agreement, must be in writing and shall be deemed duly given and received when delivered personally, when sent by facsimile transmission or e-mail (with electronic receipt), three (3) days after being sent by first class mail, or one (1) business day after being deposited for next-day delivery with Federal Express or another nationally-recognized overnight delivery service, all charges or postage prepaid, properly addressed to the party to receive such notice at that party’s address indicated below that party’s signature on this Agreement, or at any other address that either party may designate by notice to the other.

25.       Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

26.       Counterparts.   This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original agreement for all purposes.

27.       No  Third-Party  Beneficiaries.    Neither  party  intends  for  this  Agreement  to benefit any third party not expressly named in this Agreement.

28.       No  Waiver  of  Rights.    Notwithstanding  anything  in  this  Agreement  to  the contrary, no provision of this Agreement shall be construed a waiver of rights that the Adviser and/or the Sub-Adviser have under applicable state and federal securities laws.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Versus Capital Advisors LLC

By:

Name:

Title:

Address:   5555 DTC Parkway, Suite330

City, State, Zip: Greenwood Village, CO  80111

Facsimile: (888) 792-7401

E-mail: cfrazier@versuscapital.com

Principal Real Estate Investors, LLC

By:

Name:

Title:

Address:

City, State, Zip:

Facsimile:

E-mail:

Versus Capital Multi-Manager Real Estate Income Fund LLC

By:

Name:

Title:

Address:   5555 DTC Parkway, Suite330

City, State, Zip: Greenwood Village, CO  80111

Facsimile: (888) 792-7401

E-mail: cfrazier@versuscapital.com

APPENDIX B

PROPOSED HEITMAN RES SUB-ADVISORY AGREEMENT

HEITMAN REAL ESTATE SECURITIES LLC

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY  AGREEMENT  (the  “Agreement”)  is entered into as of [_____________________], 2016 by and between [Heitman Real Estate Securities LLC] or  [Heitman Real Estate Securities GmbH] or [Heitman International Real Estate Securities HK Limited]

[Note: There will be three separate agreements]   (the “Sub-Adviser”), and Versus Capital Advisors LLC (the “Adviser”), effective as of the date (the “Effective Date”) the Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) first contributes funds to the Account (as such term is defined below). In consideration of the mutual covenants herein, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment of the Sub-Adviser.  The Adviser hereby appoints, for the period and on the terms set forth in this Agreement, the Sub-Adviser, an investment sub-adviser, to manage certain assets of the Fund (which, together with all investments and reinvestments made and the proceeds and all earnings and profits of and on such moneys, investments and reinvestments, less all withdrawals, are referred to herein as the “Assets”) which from time to time are being held in an account of the Fund established by the Adviser (the “Account”) and maintained by The Bank of New York Mellon, a New York corporation established to do banking business, or any other independent custodian appointed in accordance with the terms hereof (the “Custodian”).

The Adviser understands and agrees that custody and brokerage executions of Account assets will be maintained with the independent custodian(s) selected by the Adviser and approved by the Board of Directors of the Fund.  The Sub-Adviser will not have custody of any assets in the Account.  The Sub-Adviser shall not be responsible for any acts or omissions of the Custodian.

The Adviser shall provide the Sub-Adviser at least two business days’ notice of contributions to the Account and reasonable advance notice of any change to the Custodian.  The Adviser shall direct the Custodian to comply with all investment instructions given by the Sub- Adviser with respect to the Account.

2.         Investment Management Services.

(a)       The Sub-Adviser shall invest the Assets in accordance with the investment objectives and strategy and subject to the investment guidelines described in the “Investment Guidelines Side letter,” which may from time to time be amended, supplemented, revised or restated (the “Investment Guidelines”).  Except as contemplated by Section 2(b) hereof, the Investment Guidelines shall not be amended or supplemented without the prior written consent of both parties.

(b)       The Fund may adopt policies and procedures that modify the Investment Guidelines and such modifications will become binding upon the Sub-Adviser upon delivery by the Adviser of written notice thereof to the Sub-Adviser; provided that, notwithstanding the foregoing, (i) the Adviser shall provide not less than sixty (60) days’ written notice to the Sub-Adviser prior to the Fund’s adoption of any policy of procedure that materially modifies or restricts the investment strategy, investment guidelines or investment objectives set forth in the Investment Guidelines and (ii) the Sub-Adviser shall not be deemed to be in breach of its obligations hereunder as a result of any non-compliance with any other modification to the Investment Guidelines if the Sub-Adviser uses commercially reasonable efforts to conform to such policy and procedure as promptly as reasonably practicable after receiving written notice thereof.

(c)       The Sub-Adviser will determine the portion of the Account (and the amount of Assets) to be managed by itself and by each of its affiliates with whom the Adviser and the Fund have a separate Sub-Advisory Agreement in place with respect to the Fund and such allocation may change over time.  The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Assets that are allocated to the Sub-Adviser in accordance with this Section 2(c).  Each affiliate with whom the Adviser and the Fund have a separate Sub-Advisory Agreement in place with respect to the Fund will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Assets that are allocated to it by the Sub-Adviser.

(d)       The Sub-Adviser shall give prompt notice in writing to the Adviser of any change in the senior portfolio manager responsible for the Account.

3.        Authority of the Sub-Adviser. The Sub-Adviser shall have full discretion and authority, without obtaining the Adviser’s prior approval, to manage the investment and reinvestment of the Assets placed under the authority of the Sub-Adviser subject to the Investment Guidelines.  In furtherance of the foregoing, the Sub-Adviser shall have full discretion to carry out the following with respect to the Assets:

(a)   to invest in, trade, buy, sell, and otherwise acquire, hold, dispose of, and deal in securities (and to direct the Custodian to do any of the foregoing);

(b)   to direct the Custodian to deliver funds or financial instruments for the purpose of settling trades in the Custodian’s custody, and to instruct the Custodian to exercise or abstain from exercising any privilege or right attaching to such assets; and

(c)   to do and perform every act the Sub-Adviser deems necessary or appropriate in the exercise of the foregoing powers as fully as the Adviser might or could do if personally present, and in connection therewith, to execute or cause to be executed any and all required documentation.

4.         Fund Information.  The Adviser agrees promptly to furnish to the Sub-Adviser all data and information regarding the Account that the Sub-Adviser may reasonably request to render the investment management services described above.   The Adviser shall be solely responsible for the completeness and accuracy of the data and information furnished to the Sub- Adviser hereunder.

5.         Brokerage.

(a)   The Adviser understands and agrees that, to the extent applicable, the Sub- Adviser’s brokerage practices shall be consistent with the disclosure contained in the Sub- Adviser’s Form ADV Part 2 disclosure document.

(b)   The Sub-Adviser shall select the brokers, dealers, banks and intermediaries to effect transactions for the Account.  The Sub-Adviser shall at all times seek to obtain best execution of all transactions executed for the Account.  The Sub-Adviser may agree to reasonable commissions, fees and other charges on behalf of the Account, taking into account all such factors as the Sub-Adviser deems relevant, including the quality of research and other services made available to the Sub-Adviser (even if such services are not for the exclusive benefit of the Account). The Adviser understands that the Sub-Adviser may enter into soft-dollar arrangements in line with the safe harbor guidelines contained in Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended.

(c)   The Sub-Adviser is permitted to engage in “cross transactions” that will involve the Account and an account of another client of the Sub-Adviser or its affiliates. For the purpose of this Agreement, a cross transaction is defined in terms of a cross trade between two separate client accounts, in which one account is selling a particular security, while the other account is having a purchase placed in the same security.

The Sub-Adviser will cause the Account to engage in a cross trade only if the Sub-Adviser believes in its reasonable discretion that the trade is beneficial for all parties involved, would be consistent with its duty to seek best execution and otherwise complies with applicable law, including, if applicable the 1940 Act and ERISA.  The Adviser may revoke this consent by written notice to the Sub-Adviser at any time.

(d)   The Sub-Adviser  is  permitted  to  aggregate  purchases  and  sales  of securities in accordance with its aggregation policy as set forth in its Form ADV and in accordance with Section 7(b) hereof.

6.         Proxies and Legal Proceedings.

(a)   The Sub-Adviser is authorized and shall have the responsibility to vote all proxies with respect to securities held in the Account in accordance with Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time, provided that the Sub-Adviser may delegate certain responsibilities in connection therewith to one or more authorized agents to the extent consistent with such guidelines.  The Adviser agrees to instruct the Custodian to forward all proxy materials and related shareholder communications to the designee provided by Sub- Adviser promptly upon receipt.   The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.   The Sub-Adviser shall provide such information to the Adviser regarding its proxy votes, including the basis for those votes, as the Adviser may reasonably request.

(b)   The Adviser acknowledges and agrees that the Sub-Adviser will not be required to advise or take any action on behalf of the Adviser or the Fund, including filing any proof of claim forms, with respect to any bankruptcies, class actions or other legal proceedings involving securities held or formerly held in the Account or the issuers of those securities.

7.         Other Activities.

(a)   The Adviser acknowledges and understands that the Sub-Adviser may engage in an investment advisory business apart from managing the Assets.   This may create conflicts of interest with the Account over the Sub-Adviser’s time devoted to managing the Assets and other accounts and the allocation of investment opportunities among accounts (including the Account) managed by the Sub-Adviser.  The Sub-Adviser shall attempt to resolve all such conflicts in a manner that is generally fair over time to all of its clients.  The Adviser confirms that the Sub-Adviser may give advice and take action with respect to any of its other clients or accounts that may differ from advice given or the timing or nature of action taken with respect to the Assets; however, it is the Sub-Adviser’s policy, to the extent practicable and subject to the Investment Guidelines, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other accounts.  Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire for the Account any financial instrument that the Sub-Adviser or its directors, officers, partners, members or employees may acquire for the account of any other client, if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in such financial instrument for the Account.

(b)   If the Sub-Adviser determines that it would be appropriate for the Account and one or more other managed accounts to participate in an investment opportunity, the Sub- Adviser will seek to execute orders for the Account and for such other accounts on an equitable basis.  In such situations, the Sub-Adviser may place orders for the Account and each such other account simultaneously, and if all such orders are not filled at the same price, the Sub-Adviser may cause the Account and each such account to pay or receive the average of the prices at which the orders were filled for the Account and all such accounts.  If all such orders cannot be fully executed under prevailing market conditions, the Sub-Adviser may allocate the financial instruments traded among the Account and such other accounts in a manner intended to be fair and equitable over time to all clients, taking into account the size of the order placed for the Account and each such other account as well as any other factors which it deems relevant.

8.         Fees and Expenses.  For its services hereunder, the Adviser shall direct the Fund to pay the Sub-Adviser the Sub-Advisory Fee outlined in the “Fee Side Letter”.  In addition, the Account shall be responsible for all custodial fees, brokerage commissions, clearing fees, investment expenses, interest and withholding or transfer taxes incurred in connection with trading for the Account as well as all operating expenses of the Account including without limitation all administration fees, the Custodian’s fees, and legal fees and extraordinary expenses.  The Sub-Adviser shall be responsible for all internal operating expenses of the Sub- Adviser.

9.         Representations by the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser as follows:

(a)   The Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and intends to maintain such registration at all times during the term of this Agreement.

(b)   The Sub-Adviser  and  its  principals  have  all  governmental,  regulatory approvals and have effected all filings and registrations with governmental and regulatory agencies required to conduct its business and to perform its obligations under this Agreement other than the licenses, approvals, filings or registrations the absence of which would not result in a material adverse effect with respect to its business, prospects or financial condition.

(c)   The Sub-Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.   This Agreement has been duly authorized, executed and delivered by the Sub-Adviser and is the legal, valid and binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity).  The Sub-Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents of the Sub-Adviser or any obligations by which the Sub- Adviser is bound, whether arising by contract, operation of law or otherwise.  The Sub-Adviser has complied, and will comply, in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.

(d)   There  is  no  pending  nor,  to  the  best  knowledge  of  the  Sub-Adviser, threatened any action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self-regulatory or exchange body to which the Sub-Adviser or any of its principals is a party which might reasonably be expected to result in any material adverse change in the financial condition, business or prospects of the Sub-Adviser or its principals or their ability to perform their obligations under this Agreement.   The Sub-Adviser shall inform the Adviser promptly if the Sub- Adviser or any of its principals become the subject or receives notice of any such investigation, claim or proceeding.

(e)   The Sub-Adviser shall inform the Adviser promptly if any of the preceding representations or warranties of the Sub-Adviser cease to be true in any material respect.

10.     Representations by the Adviser.   The Adviser represents to the Sub-Adviser as follows:

(a)   The Adviser has provided the Sub-Adviser with its physical address and a date and jurisdiction of its organization.  In the event of any change in the applicable status of the Adviser or the Fund, the Adviser will promptly inform the Sub-Adviser thereof.

(b)   The Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.   This Agreement has been duly authorized by the Adviser and by the Board of Directors of the Fund, and executed and delivered by the Adviser and is the legal, valid and binding agreement of the Adviser, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity).   The Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents (if any) of the Adviser or any obligations by which the Adviser is bound, whether arising by contract, operation of law or otherwise.   The Adviser has complied and will comply in all material respects with all laws, rules, regulations and orders applicable to it and its business and operations.

(c)   There is no pending nor, to the best knowledge of the Adviser, threatened action, suit, proceeding, or investigation before or by any court, governmental, regulatory, self- regulatory or exchange body to which the Adviser, the Fund or any of their respective principals is a party which might reasonably be expected to result in any material adverse change in the financial condition, business or prospects of the Adviser or the Fund or their ability to perform their respective obligations under this Agreement. The Adviser shall inform the Sub-Adviser promptly if the Adviser, the Fund or any of their respective principals become subject to or receive notice of any such investigation, claim or proceeding.

(d)   The Adviser represents that it has the authority to appoint the Sub-Adviser to manage (including the power to acquire and dispose of) any of its assets, including the Assets, as contemplated under this Agreement.  The Adviser has authority over all of the Assets, and except as have been or may be disclosed by the Adviser to the Sub-Adviser as contemplated by Section 4 hereof, there are no restrictions on the pledge, hypothecation, transfer, sale or public distribution of such Assets.

(e)   The Adviser represents that, to its knowledge, the contributions to the Assets were not directly or indirectly derived from activities that may contravene federal, state and international laws and regulations, including anti-money laundering laws.

(f)    To the best knowledge of the Adviser, none of: (i) the Adviser; (ii) any person controlling, controlled by, or under common control with the Adviser; (iii) any person having a beneficial interest in the Adviser; or (iv) any person for whom the Adviser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on the list of prohibited countries, territories, persons and entities maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) published on the OFAC website at http://www.treas.gov/ofac, or is an individual or entity that resides or has a place of business in a country or territory named on such list.

(g)   The Adviser has adopted procedures designed to elicit information from the persons described in clauses (ii) through (iv) of the preceding paragraph in order to substantiate the statements contained in the foregoing representation.

(h)   The Adviser shall inform the Sub-Adviser promptly if any of the preceding representations or warranties of the Adviser cease to be true in any material respect.

11.       Records and Reports.

(a)   The Sub-Adviser shall maintain such books and records concerning the Account for inspection by the Adviser on behalf of the Fund as are required under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder.

(b)   The Sub-Adviser shall send to the Advisor a quarterly report, in narrative form, that summarizes the status and the performance of the financial instruments held in the Account during the preceding quarter.  The Sub-Adviser also shall send to the Adviser, no less frequently than quarterly, statements setting forth the property in the Account and transactions therein.  The Sub-Adviser recommends that the Adviser compare these statements with the ones receive from the Fund’s Custodian(s). Values may vary slightly because of situations such as rounding, settlement dates, accrued interest or the timing of information reporting.

12.       Confidentiality.

(a)   The Sub-Adviser and the Adviser each acknowledge that, during the term of this Agreement, each party shall have access to confidential and proprietary information of the other party, including information regarding investment and trading strategies, investments made and positions held by clients and funds.  Such confidential information of either party may not be used in any way by the other party for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of each party whose access to such information is reasonably necessary to enable each party to perform its services as contemplated under this Agreement, as otherwise required by applicable law or provided herein.   Other than as explicitly authorized herein, the Adviser shall not use any materials referring to the Sub-Adviser in any manner without the Sub- Adviser’s prior approval.

(b)   Notwithstanding Section 12(a) above, the Adviser and the Sub-Adviser may  provide  information  regarding  investment  positions  held  in  the  Account  and  the performance of the Account to the Board of Directors of the Fund, to the Fund’s respective members or other investors (if applicable), the Custodian, auditors, government regulators and other authorized agents of such persons, in the ordinary course of the Fund’s and/or the Sub- Adviser’s business and in compliance with all of the Fund’s requirements as an investment company registered under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and in compliance with the Securities Exchange Act of 1934, as amended.

(c)   Notwithstanding Section 12(a), the Adviser and the Sub-Adviser may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any transaction entered into by the Fund, and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure; provided that such tax treatment or tax structure disclosure shall not include the disclosure of the identity of the Fund, the Adviser, the Sub-Adviser or their respective affiliates.

(d)   Notwithstanding Section 12(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Account (including, but not limited to, the identity of the Fund or the Adviser and market value of the Account), the Sub-Adviser  shall  be  permitted  to  disclose  such  information  to  the  extent  necessary  to  effect transactions on behalf of the Account in accordance with the terms of this Agreement.

13.       Indemnification.

(a)   Subject to Section 29 hereof, the Sub-Adviser shall not be liable to the Fund, the Adviser or to any of their respective members for any loss or damage occasioned by any acts or omissions in the performance of its services as Sub-Adviser, unless such loss or damage is due to the gross negligence, recklessness or willful misconduct of the Sub-Adviser, or as otherwise required by law.

(b)   Subject to Section 29 hereof, the Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser from and against any expense, loss, liability or damage incurred by the Fund or the Adviser as a result of the gross negligence, recklessness or willful misconduct of the Sub-Adviser.

(c)   Subject to Section 29 hereof, the Fund shall indemnify and hold harmless the Sub-Adviser and its employees, managers, officers, members and affiliates (collectively, the “Sub-Adviser Entities and Persons”) from and against any expense, loss, liability or damage incurred by such parties by reason of the Sub-Adviser being or having been the Sub-Adviser to the Adviser; provided, however, that such parties shall not be so indemnified to the extent that such expense, loss, liability or damage shall have been incurred or suffered by reason of the gross negligence, recklessness or willful misconduct of the Sub-Adviser Entities and Persons.

(d)   The Sub-Adviser shall not be liable for the acts or omissions of the Custodian, and other agents or third parties selected by the Sub-Adviser to perform or assist the Sub-Adviser in performing services in connection with this Agreement provided that the Sub- Adviser was not grossly negligent in selecting or monitoring such persons.

14.       Account Losses; Discharge of Liability.

(a)   Subject to Section 29 hereof, the Fund and the Adviser agree that the Sub- Adviser shall not be liable to the Fund or the Adviser for any losses incurred by the Account that arise out of or are in any way connected with any recommendation or other act or failure to act of the Sub-Adviser under this Agreement, including, but not limited to, any error in judgment with respect to the Account, so long as such recommendation or other act or failure to act does not constitute gross negligence, recklessness or willful misconduct of the Sub-Adviser.

(b)   The  Sub-Adviser  does  not  guarantee  the  future  performance  of  the Account or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Account.  The Adviser understands that investment decisions made for the Account by the Sub- Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

(c)   The Adviser acknowledges that the Sub-Adviser will manage only the securities, cash and other investments held in the Account and in making investment decisions for the Account, the Sub-Adviser will not consider any other securities, cash or other investments owned or managed by the Adviser.

(d)   The Sub-Adviser may consult with legal counsel concerning any question which may arise with reference to its duties under this Agreement, and the Sub-Adviser shall not be deemed imprudent by reason of its taking or refraining from taking any action in good faith and in accordance with the advice of such counsel.

15.       Force Majeure.

(a)   Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party.  Such causes may include, but are not restricted to, acts of God or of the public enemy, terrorism, acts of a governmental authority in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

(b)   If at any time due to contributions and withdrawals, fluctuations in market prices, abnormal market conditions or any other reason outside the control of the Sub-Adviser, there shall be a deviation from the Investment Guidelines, the Sub-Adviser shall not be in breach of the guidelines so long as it takes such actions over such reasonable period of time as the Sub- Adviser determines are prudent and in the best interests of the Fund to return the investments of the Account to compliance with the Investment Guidelines.

16.       Withdrawals from Account.

(a)   Prior to the termination of this Agreement, the Adviser shall have the right, at its sole discretion, to withdraw all or a portion of the Assets from the Account.  The Adviser will provide five business days’ notice of any withdrawal to the Sub-Adviser.   Unless and until otherwise provided by the Adviser in any written withdrawal notice, income and other money so arising with respect to the Assets shall form part of the Account.

(b)   Notwithstanding the provisions of sub-paragraph (a) above where a notice of withdrawal in respect of any part of the Assets has been served and:

                                             i.     the Sub-Adviser has, prior to receipt of such notice, entered into an irrevocable commitment to dispose of such part; or

                                           ii.     the  Sub-Adviser  has,  prior  to  such  receipt,  entered  into  an irrevocable commitment to make a payment for the acquisition of any asset on behalf of the Account, such that the withdrawal may not be made, and the Sub- Adviser shall be entitled to deal with such part of the Assets to which the notice of withdrawal relates to the extent necessary to fulfill such commitments and will as soon as practicable transfer to or to the order of the Adviser the proceeds of disposal of such part of the Assets and any assets acquired pursuant to or in connection with the fulfillment of such commitment.

17.       Term and Effectiveness.

(a)   This Agreement shall become effective as of the date of its execution, providing it has been approved: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with exemptive relief received from the Securities and Exchange Commission (the “SEC”) that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub- Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund.

(b)   Unless terminated in accordance with Section 19 hereof, the Agreement shall remain in effect for a period of two (2) years, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of the outstanding securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), and (ii) a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

18.       Termination.

(a)   This Agreement may be terminated at anytime (i) by the Adviser or (ii) by the Sub-Adviser, in each case, upon thirty (30) calendar days written notice to the other party.  In addition, the Agreement may be terminated at any time, without the payment of any penalty, by (i) vote of the Board of Directors of the Fund; or (ii) vote of a majority of the outstanding voting securities of the Fund (as determined pursuant to Section 2(a)(42) of the 1940 Act), upon not more than sixty (60) days’ written notice to the Sub-Adviser, in accordance with Section 15(a)(3) of the 1940 Act.

(b)   Upon termination of this Agreement, the Sub-Adviser shall use its best efforts to liquidate the Assets as soon as practicable after the effective date of termination, unless the Adviser provides written notice to the contrary.

(c)   In  the  event  of  the  termination  of  this  Agreement,  the  provisions  of Section 8 (relating to the Fund’s fee and expenses payment obligations with respect to period on or before the date of the termination or the liquidation of the Account), Sections 12 through  15, this Section 18 and Section 24 shall survive.

19.       Modification.   Except as otherwise expressly provided herein, this Agreement shall not be amended nor shall any provision of this Agreement be considered modified or waived unless evidenced by a writing signed by the party to be charged with such amendment, waiver or modification.  The effect of any material change in this Agreement will create a new contract that must be approved either: (i) by the vote of a majority of the outstanding voting securities of the Fund pursuant to Section 15(a) of the 1940 Act, or (ii) in accordance with an exemptive relief received from the SEC that would permit the Adviser, subject to the approval of the Board of Directors of the Fund, to appoint the Sub-Adviser without first obtaining approval of a majority of the outstanding voting securities of the Fund entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.  The Agreement and each party’s rights and obligations hereunder shall not be assignable, transferable or delegable without the written consent of the other party hereto, except that the Sub-Adviser may assign the Agreement to its affiliate.   This Agreement shall terminate automatically in the event of its assignment in accordance with Section 15(a)(4) of the 1940 Act.

21.     Independent Contractor.   The Sub-Adviser is and shall hereafter act as an independent contractor and not as an employee of the Adviser or the Fund, and nothing in this Agreement may be interpreted or construed to create any employment, partnership, joint venture or other relationship between the Sub-Adviser and the Adviser or the Fund.

22.       Delivery of Information.   To the extent applicable, the Adviser acknowledges receipt of the Sub-Adviser’s brochure required to be delivered under the Advisers Act (including the information in Part 2 of the Sub-Adviser’s Form ADV).   Upon written request by the Adviser, the Sub-Adviser agrees to deliver annually, without charge, the Sub-Adviser’s brochure required by the Advisers Act.  The Sub-Adviser will also deliver its brochure to the Adviser without charge in the event of a material change therein.

23.     Consent to Electronic Delivery of Documents. The Adviser hereby acknowledges and agrees to the Sub-Adviser delivering communications and documents by electronic means rather than traditional mailing of paper copies. By consenting to the electronic delivery of all information relating to the Account, the Adviser authorizes the Sub-Adviser to deliver all communications by e-mail address specified by the Adviser.   The Adviser acknowledges possessing the technical ability and resources to receive electronic delivery of documents. The Adviser further consents that the Sub-Adviser may provide in any electronic medium (including via e-mail) any disclosure or document that is required by applicable securities laws to be provided by the Sub-Adviser. The consent granted herein will last until revoked by the Adviser.

24.     Governing Law; Jurisdiction.    This Agreement shall  be  governed  by  and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions therein.  The parties hereby submit to the jurisdiction of the courts of New York and of the federal courts in the Southern District of New York with respect to any litigation relating to this agreement.  The Adviser consents to the service of process by the mailing to the Adviser of copies thereof by certified mail to the Adviser’s address as it appears on the books and records of the Sub-Adviser, such service to be effective ten (10) days after mailing.  The parties hereby waive trial by jury in any judicial proceeding involving any dispute, controversy  or  claim  arising  out  of  or  relating  to  this  Agreement.    The  Adviser  hereby irrevocably waives any immunity to which it might otherwise be entitled in any arbitration, action at law, suit in equity or any other proceedings arising out of or based on this Agreement or any transaction in connection herewith.

25.     Notices.   All communications under this Agreement, including any instructions with respect to transactions in financial instruments and any notices provided in accordance with this Agreement, must be in writing and shall be deemed duly given and received when delivered personally, when sent by facsimile transmission (with electronic receipt) or e-mail, three (3) days after being sent by first class mail, or one (1) business day after being deposited for next-day charges or postage prepaid, properly addressed to the party to receive such notice at that party’s address indicated below that party’s signature on this Agreement, or at any other address that either party may designate by written notice to the other.

26.     Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

27.     Counterparts.   This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original agreement for all purposes.

28.     No  Third-Party  Beneficiaries.    Neither  party  intends  for  this  Agreement  to benefit any third party not expressly named in this Agreement.

29.     No  Waiver  of  Rights.    Notwithstanding  anything  in  this  Agreement  to  the contrary, no provision of this Agreement shall be construed as a waiver of rights that the Adviser and/or the Sub-Adviser have under applicable state and federal securities laws.

[Signature page follows.]

Versus Capital Advisors LLC

By:

Name:

Title:

Address:   5555 DTC Parkway, Suite330

City, State, Zip: Greenwood Village, CO  80111

Facsimile: (888) 792-7401

E-mail: cfrazier@versuscapital.com

[Note: There will be three separate agreements]

[HEITMAN REAL ESTATE SECURITIES LLC] or

[HEITMAN REAL ESTATE SECURITIES GmbH] or

[HEITMAN INTERNATIONAL REAL ESTATE SECURITIES HK LIMITED]

By:

Name:

Title:

Address:

City, State, Zip:

Facsimile:

E-mail:

Versus Capital Multi-Manager Real Estate Income Fund LLC

By:

Name:

Title:

Address:   5555 DTC Parkway, Suite330

City, State, Zip: Greenwood Village, CO  80111

Facsimile: (888) 792-7401

E-mail: cfrazier@versuscapital.com